EXHIBIT 10.2
EXECUTION COPY

15 April 2021
From:     Coöperatieve Rabobank U.A.
as Facility Agent ("Rabobank")
Croeselaan 18
3521 CB Utrecht
The Netherlands
Nieuw Amsterdam Receivables Corporation B.V. as Lender ("Nieuw Amsterdam")
Prins Bernhardplein 200
1097 JB Amsterdam
The Netherlands

To:    Greif, Inc. (the "Performance Indemnity Provider")
425 Winter Road
Delaware
Ohio 43015
United States of America

Greif Services Belgium BVBA (the "Originator's Agent" and "Greif CC")
Beukenlei 24
2960 Brecht
Belgium

Cooperage Receivables Finance B.V. (the "Main SPV")
Naritaweg 165, Telestone 8
1043 BW Amsterdam
The Netherlands
Ladies and Gentlemen:
This letter is the extension letter (the "Extension Letter") in connection with the extension (the "Extension") of the EUR 100,000,000 trade receivables securitisation facility (the "Facility") as documented in the Transaction Documents (as defined in the Master Definitions Agreement dated 27 April 2012 and as amended and restated on 17 April 2020 (and as the same may be amended, varied or supplemented from time to time) between, inter alios, the parties to this Extension Letter (the "Master Definitions Agreement")). This Extension Letter amends the Facility Maturity Date as set out in the Master Definitions Agreement and the Applicable Margin as set out in the Supplemental Funding Costs Fee Letter dated 17 April 2020.
Capitalised terms in this Extension Letter shall, except where the context otherwise requires and save where otherwise defined herein, bear the meanings ascribed to them in the Master Definitions Agreement.

I.FACILITY MATURITY DATE
The Originator's Agent, the Performance Indemnity Provider, the Lender and the Facility Agent agree to extend the Facility Maturity Date to 26 July 2021.
II.APPLICABLE MARGIN
The Main SPV, the Performance Indemnity Provider, Greif CC, the Facility Agent and the Lender agree that the Applicable Margin payable on each Settlement Date in respect of those Tranches (or part thereof) that are funded by the Lender through the issuance of Commercial Paper (as referred to in the definition of CP Rate) shall be 0.95% per annum.
III.MISCELLANEOUS
This Extension Letter may be executed in counterparts, all of which taken together shall constitute one and the same agreement.
Any provisions of this Extension Letter may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto
Each of the parties agree that this Extension Letter may be signed with an electronic signature (including, but not limited to, by using any level/authentication of "DocuSign" or "Adobe Sign" or using a mouse draw signature) and that such electronic signature once provided will have the same legal effects as a written ('wet-ink') signature.
This Extension Letter and the rights and obligations of the parties hereto and any non-contractual obligations arising out of or in connection with this Extension Letter shall be governed by and construed in accordance with Netherlands law.

COÖPERATIEVE RABOBANK U.A.
As Facility Agent

/s/ EUGENE VAN ESVELD	/s/ DANILO GUAITOLI
By: Eugene van Esveld	By: Danilo Guaitoli
Title: Managing Director	Title: Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.
As Lender

/s/ HENRI KRONER	/s/ PETER VAN DER LINDEN
By: Henri Kroner	By: Peter van der Linden
Title: Proxy holder	Title: Proxy holder

Signed for agreement:
COOPERAGE RECEIVABLES FINANCE B.V.
As Main SPV

/s/ B. WALSTRA	/s/ R. MERBIS
By: B. Walstra	By: R. Merbis
Title: Attorney-in-Fact A	Title: Attorney-in-Fact A

GREIF SERVICES BELGIUM BVBA
As Originators' Agent and Greif CC

/s/ DAVID LLOYD
By: David Lloyd
Title: Director

GREIF, INC.
As Performance Indemnity Provider

/s/ DAVID LLOYD
By: David Lloyd
Title: VP, Controller and Treasurer

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